EXHIBIT 32.2

Certification of Periodic Financial Reports

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Allied Motion Technologies Inc. (the “Company”) certifies to his knowledge that:

(1)          The Annual Report on Form 10-K of the Company for the year ended December 31, 2020 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)          The information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2021	/s/ MICHAEL R. LEACH
Michael R. Leach
Chief Financial Officer